SEMI-ANNUAL REPORT

FPA CRESCENT FUND

FPA FUNDS TRUST

[FPA FUNDS LOGO]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

PASARPT1102

SEPTEMBER 30, 2002

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     We are pleased to report that on August 30, 2002, the shareholders of FPA Crescent Fund approved a new Board of Trustees for the UAM Funds Trust. This change was part of the plan to make the Fund a part of the FPA Fund family. Since then, the name of the Trust has been changed to the FPA Funds Trust. First Pacific Advisors, Inc. continues to manage the Fund and there has been no change in the Fund's objectives or polices. The format of this report has changed to be consistent with the other FPA Funds.

     On October 21, 2002, several of the Fund's service providers have also changed including the shareholder service agent and distributor. For account inquiries, the Fund's new shareholder service agent, Boston Financial Data Services, Inc., can be reached toll-free at (800) 483-3060. Please refer to the back cover of this report for a full list of service providers to the Fund. Additional information about the Fund can be viewed on-line at www.fpafunds.com. Finally, the daily net asset value and performance for the Fund is now listed in most major news publications under the "FPA Funds" heading.

COMMENTARY

     The stock market has gone from bad to worse. The third quarter saw significant declines in every major stock index. As an investor in common stocks for a significant portion of our portfolio, we are displeased to report that your investment in the FPA Crescent Fund declined for the period. Despite such a poor absolute showing, Crescent performed well relatively, as can be seen when comparing its -6.07% quarterly return versus the market declines, which ranged from -17.28% to -21.40% for the S&P 500 and Russell 2000, respectively.

     We have developed a strong dislike for bears of all types, black bears, brown bears, polar bears, and bear markets. With the market continuing its slide, many companies are beginning to reflect good value; however, we do not believe that this ugly bear is going to hibernate any time soon. When markets reach the stratospheric and speculative heights that they did at their peak in the late 1990s, the usual response is to see an overcorrection -- something we have yet to see and something that we believe is likely to occur.

     We remain concerned regarding the economy. The government has used a tremendous amount of ammunition trying to inflate this sagging economy. Meanwhile, the consumer carries too much debt. Savings rates are low and the stock market has obliterated serious amounts of capital. Excess capacity in telecommunications and other industrial sectors has yet to be absorbed. We remain unsure what will drive an economic rebound near term. Meanwhile, with price increases tough to come by for the average corporation, deflation remains an outside risk.

     We continue to put money to work in a way that has less dependence on the stock market and, we feel, even in today's uncertain times, will provide a reasonable return for our holding period. Certain stocks with catalysts and certain higher-yielding bond investments will pave that path. We can neither predict market bottoms nor, for that matter, individual stock bottoms. Buying a $20 stock that we feel is worth $40 does not mean that the stock will not see a $15 price first. We strive to buy good businesses at inexpensive prices and, if we accomplish that, the recognition of value will occur over time. We recognize that the shorter the time frame over which that value is recognized, the higher the internal rate of return. Therefore, we always consider what catalysts may pilot a stock price to new highs.

     A recent investment in Stage Stores will serve to illuminate our present strategy and process. Stage Stores is an apparel retailer with almost 350 stores located primarily in Texas and surrounding states. Its late 2001 emergence from bankruptcy with a dramatically reduced store base, a new management team, and a clean balance sheet piqued our interest. Management is methodically growing the store base, comparable store sales have been running in the positive mid-single digit range, and operating costs have been well controlled. Stage is estimated to earn $2.50 in 2002 which, given its quarter-end price of $21.69, equates to an 8.7x P/E. We are happy to own such a growing, reasonably priced business. Management recognizes Stage Stores to be a conservative, growing, inexpensively priced business and has, as a result, been aggressively repurchasing shares. We also see some potential for a catalyst to drive its stock price higher, unrelated to operating fundamentals. Stage Stores has a $280-million receivables portfolio, carries a 22% yield and has never had charge-offs that exceeded 14%. Almost half their customers use their private label credit card to make their purchases. Although this is an integral part of their business, the return on investment is poor. We believe that Stage Stores has the flexibility to sell this portfolio to a third-party finance company. We believe that such a transaction makes economic sense for the buyer and seller. Were this to occur, Stage Stores would be left with at least $6 in cash that could be used for additional share repurchases and its stock price would have a non-market dependent catalyst to drive its price higher.

    We have been building positions in companies that have lost money on an operating basis recently or have had some charge-offs that have pushed them into the red. This dramatically overstates the Price/Earnings ratio for the trailing twelve-month period and negatively impacts consensus projections for the coming year. As the economy recovers, we believe that these businesses are poised to rebound strongly. Despite what looks like weak current earnings our investments have very strong balance sheets with Debt/Capital of just 7.4%


                                       RUSSELL    S&P    LEHMAN BROS.
RATIOS                     CRESCENT     2500      500    GOV'T/CREDIT
------                     --------     ----     ----    ------------
(Weighted Average)
STOCKS
Price/Earnings TTM         52.4x       25.4x     21.0x
Price/Earnings 2002 est.   23.9x       23.3x     19.5x
Price/Book                  1.6x        1.7x      2.6x
Dividend Yield              0.9%        1.7%      1.9%

BONDS
Duration                    2.6 years                     5.5 years
Maturity                    5.3 years                     8.8 years
Yield                      12.0%                          4.0%

     Our ten largest equity positions represented 25.4% of the portfolio as of September 30, 2002. Listed below are Crescent's ten largest holdings, excluding short-term investments, as of that date.

COMMON & PREFERRED STOCKS

Patterson-UTI Energy
Celanese
Trinity Industries
Ensco International
Michaels Stores
National-Oilwell

BONDS & NOTES

France OATei 3%, due 7/25/12
Sterling Chemical 0%, due 7/15/06
U.S. Treasury Inflation-Indexed Notes 3.375%, due 1/15/07
U.S. Treasury Inflation-Indexed Notes 3.375%, due 1/15/12

       Crescent had the following net asset composition at September 30, 2002. Please note that higher P/Es in the market demand that we keep a larger than normal cash cushion as we await opportunities. We are okay with returning less in a bull market as long as we return more in a bear market.

      Common Stocks, Long           46.75%
      Preferred Stocks               2.23%
      Bonds & Notes                 32.30%
      Accrued Income                 0.49%
      Common Stocks, short          -8.44%
      Cash & Other                  26.67%
                                    ------
      Total                        100.00%

      We continue to believe that high-yield bonds offer an attractive opportunity in this market. We discussed our investment in Qwest last quarter and we continue to maintain that sizeable stake and have increased a number of others. One example is our investment in Pacific Gas & Electric (PG&E) unsecured debt. Despite being in bankruptcy, PG&E's equity still has a public market value of $4.4 billion. We believe that the significant asset coverage, a more rational (i.e., no collusion) energy trading market, and the more recent support from the State of California, could conservatively provide Crescent a rate of return in the 10.5% to 11.5% range to an estimated 2004 emergence from bankruptcy.

      Our investment in corporate bonds increased from 17.2% at the end of June to 19.0% at the end of September. The average yield-to-maturity of our corporate fixed income portfolio is now 16.5% - an equity-like rate of return if we have ever seen one. We would not be surprised to see our high yield investment portfolio outperform our equity portfolio over the next year or so and we therefore continue to seek opportunities in the sector.

Respectfully submitted,

/s/ Steven Romick

Steven Romick
President
October 24, 2002

                             HISTORICAL PERFORMANCE

                                                                  BALANCED
                                                                 BENCHMARK             LEHMAN
                                                FPA              60% RUSSELL          BROTHERS
                                              CRESCENT           2500/40% LB           GOV'T/          RUSSELL
TIME PERIOD                                     FUND            GOV'T/CREDIT           CREDIT           2500
-----------                                  ---------          ------------           ------           ----
Period Ended September 30, 2002
Third Quarter                                  -6.07%               -9.35%               5.70%         -18.67%
Year-to-Date                                   -0.87%              -10.92%               9.15%         -22.91%
Year Ended December 31,
   2001                                        36.14%                4.83%               8.50%           1.22%
   2000                                         3.59%                7.85%              11.85%           4.27%
   1999                                        -6.28%               13.28%              -2.15%          24.15%
   1998                                         2.79%                4.92%               9.47%           0.38%
   1997                                        21.95%               18.53%               9.76%          24.36%
   1996                                        22.88%               12.59%               2.90%          19.03%
   1995                                        26.04%               26.72%              19.24%          31.70%
   1994                                         4.25%               -1.96%              -3.51%          -1.06%
From Inception 6/2/93*                         12.12%                8.53%               7.37%           8.57%


THE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE PERFORMANCE. AN INVESTMENT IN THE FUND MAY FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. A PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93. The total return of the Fund reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

DEFINITION OF THE COMPARATIVE INDICES

BALANCED BENCHMARK is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

RUSSELL 2500 INDEX is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

S&P 500 INDEX is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.


Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 2002


                                                                                              SHARES OR
                                                                                              PRINCIPAL
                                                                                                AMOUNT
                                                                                              ---------
NET PURCHASES

COMMON STOCKS
Charming Shoppes, Inc.                                                                             210,000 shs.
Hunter Douglas N.V. (1)                                                                             49,600 shs.
Qwest Communications International Inc. (1)                                                        750,000 shs.
Stage Stores, Inc. (1)                                                                             103,000 shs.

CORPORATE BONDS & DEBENTURES
Comdisco, Inc. --9.5% 2003 (1)                                                               $   3,688,000
Kmart Corporation --8.8% 2010 (1)                                                            $   2,633,242
Pacific Gas and Electric Company --7.375% 2005 (1)                                           $   3,900,000
Qwest Communications International Inc. --5.875% 2004 (1)                                    $   5,280,000
Qwest Communications International Inc. --6.25% 2005 (1)                                     $   2,000,000
Qwest Communications International Inc. --6.625% 2005 (1)                                    $   2,285,000
Western Financial Bank --9.625% 2012 (1)                                                     $   2,950,000

NET SALES

COMMON STOCKS
Big Lots, Inc.                                                                                     278,000 shs.
Capital Automotive REIT (2)                                                                         55,000 shs.
Conseco, Inc. (2)                                                                                  855,000 shs.
Michaels Stores, Inc.                                                                               81,500 shs.
Patterson-UTI Energy, Inc.                                                                          65,000 shs.
Payless ShoeSource, Inc. (2)                                                                        56,000 shs.
Ross Stores, Inc.                                                                                   40,000 shs.

CORPORATE BONDS & DEBENTURES
American Greetings Corporation --11.75% 2008 (2)                                             $   6,014,000
Charming Shoppes, Inc., Cv --7.5% 2006 (2)                                                   $   2,485,000
Sterling Chemicals --0% 2006                                                                 $   2,000,000

U.S. GOVERNMENT
U.S. Treasury Inflation-Indexed Notes --3.375% 2007                                          $  26,500,000
U.S. Treasury Inflation-Indexed Notes --3.375% 2012                                          $  20,500,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2002

COMMON STOCKS                                                                             SHARES       VALUE
------------------------------------------------------------------------              ----------   ------------
RETAILING -- 11.2%
Big Lots, Inc.*                                                                          252,000   $  3,989,160
Charming Shoppes, Inc.*                                                                  610,000      4,117,500
IHOP Corp.*                                                                               53,000      1,277,300
Michaels Stores, Inc.*                                                                    96,300      4,400,910
Ross Stores, Inc.                                                                         70,000      2,494,800
Stage Stores, Inc.*                                                                      103,000      2,234,070
Zale Corporation*                                                                         80,000      2,412,800
                                                                                                   -----------
                                                                                                   $ 20,926,540
                                                                                                   -----------
ENERGY -- 10.3%
ENSCO International Incorporated                                                         180,000   $  4,507,200
National-Oilwell, Inc.*                                                                  227,000      4,399,260
Patterson-UTI Energy, Inc.*                                                              270,000      6,887,700
Plains Resources, Inc.*                                                                  130,000      3,351,400
                                                                                                   -----------
                                                                                                   $ 19,145,560
                                                                                                   -----------
FINANCIAL SERVICES -- 4.5%
Interactive Data Corporation*                                                            175,000   $  2,143,750
New York Community Bancorp, Inc.                                                          75,000      2,112,750
WFS Financial Inc.*                                                                      204,400      4,239,256
                                                                                                   -----------
                                                                                                   $  8,495,756
                                                                                                   -----------
INDUSTRIAL PRODUCTS -- 4.3%
Joy Global Inc.*                                                                         377,990   $  3,137,315
Trinity Industries, Inc.                                                                 300,000      4,938,000
                                                                                                   -----------
                                                                                                   $  8,075,315
                                                                                                   -----------
COMMUNICATIONS -- 3.6%
Dycom Industries, Inc.*                                                                  209,600   $  1,919,936
Lightbridge, Inc.*                                                                       200,000      1,350,200
Proxim Corporation*                                                                    1,000,000      1,750,000
Qwest Communications International Inc.*                                                 750,000      1,710,000
                                                                                                   -----------
                                                                                                   $  6,730,136
                                                                                                   -----------
BASIC MATERIALS -- 3.0%
Celanese AG*.                                                                            305,000   $  5,572,350
                                                                                                   -----------
CONSUMER DURABLE GOODS -- 2.6%
Coachmen Industries, Inc.                                                                168,000   $  2,521,680
Hunter Douglas N.V.*,**                                                                   49,600      1,321,790
National R.V. Holdings, Inc.*                                                            110,000        676,500
Palm Harbor Homes, Inc.*                                                                  23,000        267,053
                                                                                                   -----------
                                                                                                   $  4,787,023
                                                                                                   -----------


                                                                                     SHARES OR
                                                                                     PRINCIPAL
COMMON STOCKS-CONTINUED                                                               AMOUNT           VALUE
------------------------------------------------------------------------             ----------    -------------
REAL ESTATE -- 2.3%
Newhall Land and Farming Company, The                                                    20,000    $     492,000
Ventas, Inc.                                                                            280,000        3,738,000
                                                                                                   -------------
                                                                                                   $   4,230,000
                                                                                                   -------------
TRANSPORTATION -- 2.2%
Midas, Inc.*                                                                             73,100    $     365,500
Pittston Company, The                                                                   165,000        3,696,000
                                                                                                   -------------
                                                                                                   $   4,061,500
                                                                                                   -------------
TECHNOLOGY -- 1.4%
Newport Corporation*                                                                    110,000    $   1,240,800
Recoton Corporation*                                                                     33,500           20,100
SanDisk Corporation*                                                                    108,000        1,415,880
                                                                                                   -------------
                                                                                                   $   2,676,780
                                                                                                   -------------
BUSINESS SERVICES -- 1.3%
Viad Corp.                                                                              115,000    $   2,349,450
                                                                                                   -------------

TOTAL COMMON STOCKS -- 46.7% (Cost $86,229,126)                                                    $  87,050,410
                                                                                                   -------------
PREFERRED STOCKS -- 2.2% (Cost $3,925,623)
Crown American Realty Trust 11%                                                          45,000    $   2,497,500
Fleetwood Enterprises Capital Trust, Cv                                                  39,700        1,662,438
                                                                                                   -------------
                                                                                                   $   4,159,938
                                                                                                   -------------
CORPORATE BONDS & DEBENTURES -- 16.6%
Advantica Restaurant Group, Inc. --11.25% 2008                                       $  626,057    $     466,411
CKE Restaurants, Inc. --9.125% 2009                                                     175,000          147,000
Champion Home Builders --11.25% 2007+                                                 1,000,000          725,000
Comdisco, Inc.
 --7.75% 2003*                                                                        1,000,000          855,000
 --9.50% 2003*                                                                        3,688,000        3,190,120
Conseco, Inc.
 --6.4% 2003*                                                                         1,330,000          159,600
 --8.5% 2002*                                                                           800,000           96,000
 --8.75% 2004*                                                                        3,000,000          375,000
Frontier Vision Partners, L.P. --11% 2006                                               980,000          749,700
Kmart Corporation --8.8% 2010                                                         2,633,242        1,158,627
Northland Cable Television, Inc. --10.25% 2007                                        5,575,000        3,289,250
Pacific Gas and Electric Company --7.375% 2005+                                       3,900,000        3,744,000
Qwest Communications International Inc.
 --5.875% 2004                                                                        5,280,000        3,564,000


                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       ------------    ------------
CORPORATE BONDS & DEBENTURES -- CONTINUED
 --6.25% 2005                                                                            2,000,000        1,110,000
 --6.625% 2005                                                                           2,285,000        1,987,950
 --7.625% 2021                                                                             700,000          273,000
 --7.75% 2006                                                                            1,000,000          535,000
Sterling Chemicals --0% 2006*                                                            4,300,000        4,343,000
Tyco International Ltd.
 --5.875% 2004                                                                             820,000          729,800
 --6.375% 2006                                                                             780,000          670,800
Western Financial Bank --9.625% 2012                                                     2,950,000        2,802,500
                                                                                                       ------------
                                                                                                       $ 30,971,758
                                                                                                       ------------
U.S GOVERNMENT & AGENCIES -- 8.9%
Federal National Mortgage Association --7.5% 2028                                      $   880,065     $    931,769
U.S. Treasury Inflation-Indexed Notes
 --3.375% 2007                                                                           9,661,950       10,523,980
 --3.375% 2012                                                                           4,564,080        5,048,301
                                                                                                       ------------
                                                                                                       $ 16,504,050
                                                                                                       ------------
CONVERTIBLE BONDS & DEBENTURES -- 4.0%
CKE Restaurants, Inc. --4.25% 2004                                                     $ 3,250,000     $  2,831,562
Hutchinson Technology Incorporated --6.0% 2005                                           4,500,000        4,252,500
Solectron Corporation --0.0% 2020                                                          474,000          274,328
Standard Motor Products, Inc. --6.75% 2009                                                 150,000          114,750
                                                                                                       ------------
                                                                                                       $  7,473,140
                                                                                                       ------------
INTERNATIONAL -- 2.8%
France OATei --3.0% 2012**                                                             $ 5,088,050     $  5,188,285
                                                                                                       ------------

TOTAL BONDS & DEBENTURES -- 32.3% (Cost $63,476,182)                                                   $ 60,137,233
                                                                                                       ------------

TOTAL INVESTMENT SECURITIES -- 81.2% (Cost $153,630,931)                                               $151,347,581

SHORT-TERM INVESTMENT --9.6% (Cost $17,841,569)
Chase Manhattan Bank Pooled U.S. Dollar Deposit Account                                $17,841,569     $ 17,841,569
                                                                                                       ------------

TOTAL INVESTMENTS -- 90.8% (Cost $171,472,500)                                                         $169,189,150
                                                                                                       ------------


                                                                                           SHARES          VALUE
                                                                                       -----------    -------------
COMMON STOCKS -- SHORT

CVS Corporation                                                                           (15,000)    $   (380,250)
Cerner Corporation*                                                                       (17,000)        (598,570)
Computer Sciences Corporation*                                                            (12,000)        (333,480)
Cooper Companies, Inc., The                                                               (35,000)      (1,837,500)
Cost Plus, Inc.*                                                                          (15,000)        (402,750)
Dow Chemical Company, The                                                                 (20,000)        (546,200)
Fleming Companies, Inc.                                                                   (28,000)        (140,000)
Friedman, Billings, Ramsey Group, Inc.*                                                   (59,000)        (597,670)
Greater Bay Bancorp                                                                       (20,000)        (363,800)
Harley-Davidson, Inc.                                                                     (15,000)        (696,750)
Household International, Inc.                                                             (23,000)        (651,130)
IDEXX Laboratories, Inc.*                                                                 (13,000)        (402,324)
International Business Machines Corporation                                               (10,500)        (613,095)
Iron Mountain Incorporated                                                                (20,000)        (499,800)
J.P. Morgan Chase & Co.                                                                   (16,000)        (303,840)
Kellwood Company                                                                          (20,000)        (457,200)
Linens 'n Things, Inc.*                                                                   (57,000)      (1,047,090)
Manulife Financial Corporation                                                            (22,000)        (462,220)
MAXIMUS, Inc.*                                                                            (19,000)        (425,600)
Metris Companies Inc.                                                                     (46,000)        (106,260)
Nabors Industries, Ltd.*                                                                  (50,000)      (1,637,500)
Stanley Works, The                                                                        (17,000)        (555,390)
Total Systems Services, Inc.                                                              (26,500)        (348,475)
UCBH Holdings, Inc.                                                                       (16,000)        (628,640)
United Rentals, Inc.*                                                                     (37,000)        (312,280)
Whirlpool Corporation                                                                     (17,000)        (779,620)
Winn-Dixie Stores, Inc.                                                                   (45,000)        (590,400)
                                                                                                      -------------
TOTAL COMMON STOCKS-SHORT --(8.4)%
 (Proceeds $21,002,470)                                                                               $(15,717,834)
                                                                                                      -------------
Other assets and liabilities, net -- 17.6%                                                               32,716,367
                                                                                                      -------------
TOTAL NET ASSETS--100%                                                                                $ 186,187,683
                                                                                                      =============


*   Non-income producing security
**  Foreign security
+ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. These restricted securities constituted 2.4% of total net assets at September 30, 2002.

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2002

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $153,630,931)                                                 $151,347,581
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                                                  17,841,569     $169,189,150
                                                                                     ------------
  Cash
    Deposits with brokers for securities sold short                                                     36,407,291
  Receivable for:
    Dividends and accrued interest                                                   $    907,869
    Capital Stock sold                                                                    347,166        1,255,035
                                                                                     ------------     ------------
                                                                                                      $206,851,476
LIABILITIES
  Payable for:
    Securities sold short, at value (proceeds $21,002,470)                           $ 15,717,834
    Investment securities purchased                                                     3,205,955
    Capital Stock repurchased                                                           1,540,778
    Advisory fees and financial services                                                  172,701
    Dividends on securities sold short                                                     13,714
    Accrued expenses                                                                       12,811       20,663,793
                                                                                     ------------     ------------

NET ASSETS                                                                                            $186,187,683
                                                                                                      ============
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- no par value; unlimited authorized shares;
    11,047,926 outstanding shares                                                                     $186,891,977
  Accumulated net realized loss on investments                                                          (4,906,419)
  Undistributed net investment income                                                                    1,200,839
  Unrealized appreciation of investments                                                                 3,001,286
                                                                                                      ------------
  Net assets at September 30, 2002                                                                    $186,187,683
                                                                                                      ============
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                                               $16.85
                                                                                                            ======

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   For the Six Months Ended September 30, 2002

INVESTMENT INCOME
    Interest                                                                                         $  4,276,900
    Dividends                                                                                             737,688
                                                                                                     ------------
                                                                                                     $  5,014,588
EXPENSES
    Advisory fees                                                                    $ 1,173,020
    Transfer agent fees and expenses                                                     375,609
    Financial services                                                                   138,685
    Short sale dividend expense                                                           78,572
    Reports to shareholders                                                               30,627
    Custodian fees and expenses                                                           22,875
    Registration fees                                                                     16,422
    Audit fees                                                                             9,000
    Legal fees                                                                             7,650
    Trustees' fees and expenses                                                            4,533
    Other expenses                                                                        10,623        1,867,616
                                                                                     ------------    ------------
            Net investment income                                                                    $  3,146,972
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments:
  Net realized gain on sale of investment securities -- long                         $     12,286
  Net realized gain on sale of investment securities -- short                           2,746,892
                                                                                     ------------
        Net realized gain on investments                                                             $  2,759,178
Change in unrealized appreciation of investments:
    Investment securities -- long                                                    $(30,265,352)
    Investment securities -- short                                                      6,641,197
                                                                                     ------------
        Change in unrealized appreciation of investments                                              (23,624,155)
                                                                                                     ------------

            Net realized and unrealized loss on investments                                          $(20,864,977)
                                                                                                     ------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                                    $(17,718,005)
                                                                                                     ============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                        SEPTEMBER 30, 2002                   MARCH 31, 2002
                                                 ------------------------------     ------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                          $  3,146,972                       $  2,564,861
  Net realized gain on investments                  2,759,178                          2,758,142
  Change in unrealized
   appreciation of investments                    (23,624,155)                        31,312,237
                                                 ------------                       ------------
Increase (decrease) in net assets
  resulting from operations                                        $(17,718,005)                     $  36,635,240
Distributions to shareholders from
  net investment income                                            $ (2,630,518)                     $  (2,029,559)
Capital Stock transactions:
  Proceeds from Capital Stock sold               $ 90,598,820                       $433,407,625
  Proceeds from shares issued
    to shareholders upon reinvestment
    of dividends and distributions                  2,421,493                          1,933,923
  Cost of Capital Stock repurchased              (161,829,466)      (68,809,153)    (239,652,046)      195,689,502
                                                 ------------      ------------     ------------     -------------
Total increase (decrease) in net assets                            $(89,157,676)                     $ 230,295,183

NET ASSETS
Beginning of period, including
undistributed net investment
income of $684,385 and $141,072                                     275,345,359                         45,050,176
                                                                   ------------                      -------------
End of period, including
undistributed net investment
income of $1,200,839 and $684,385                                  $186,187,683                      $ 275,345,359
                                                                   ============                      =============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                          5,041,762                         26,477,063
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                     135,886                            117,192
Shares of Capital Stock repurchased                                  (9,168,990)                       (14,804,094)
                                                                   ------------                      -------------
Increase (decrease) in Capital
  Stock outstanding                                                  (3,991,342)                        11,790,161
                                                                   ============                      =============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                           SIX
                                                         MONTHS
                                                          ENDED
                                                        SEPTEMBER               YEAR ENDED MARCH 31,
                                                           30,     ------------------------------------------------
                                                          2002        2002      2001      2000       1999      1998
                                                        ------     -------    ------    ------    -------   -------
Per share operating performance:
Net asset value at beginning of period                  $18.31      $13.87    $12.51    $14.67     $16.23    $13.46
                                                       -------     -------    ------    ------    -------   -------
Income from investment operations:
  Net investment income                                 $ 0.25      $ 0.25    $ 0.49    $ 0.32     $ 0.56    $ 0.55
  Net realized and unrealized gain (loss) on
   investment securities                                 (1.52)       4.44      1.43     (1.49)     (1.32)     2.88
                                                       -------     -------    ------    ------    -------   -------
Total from investment operations                        $(1.27)     $ 4.69    $ 1.92    $(1.17)    $(0.76)   $ 3.43
                                                       -------     -------    ------    ------    -------   -------
Less distributions:
  Dividends from net investment income                  $(0.19)     $(0.25)   $(0.56)   $(0.35)    $(0.51)   $(0.40)
  Distributions from net realized
    capital gains                                           --          --        --     (0.64)     (0.29)    (0.26)
                                                       -------     -------    ------    ------    -------   -------
  Total distributions                                   $(0.19)     $(0.25)   $(0.56)   $(0.99)    $(0.80)   $(0.66)
                                                       -------     -------    ------    ------    -------   -------
Net asset value at end of period                        $16.85      $18.31    $13.87    $12.51     $14.67    $16.23
                                                       =======     =======    ======    ======     ======    ======
Total investment return*                                 (6.99)%     34.03%    16.02%    (8.54)%    (4.71)%   25.96%
Ratios/supplemental data:
Net assets at end of period (in $000's)                186,188     275,345    45,050    55,096    173,613   247,833
Ratio of expenses to average net assets                   1.56%+      1.50%     1.87%     1.49%      1.42%     1.45%
Ratio of net investment income to
  average net assets                                      2.63%+      1.73%     2.79%     2.26%      3.67%     3.62%
Portfolio turnover rate                                     27%+        34%       37%       10%        36%       18%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2002 is not annualized.
+  Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2002

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The FPA Funds Trust (formerly the UAM Funds Trust) is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At September 30, 2002, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.   Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

         The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES AND SALES OF
          INVESTMENT SECURITIES

     Cost of purchases and cost of sales of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less) aggregated $70,543,380 and $116,708,531, respectively, for the six months ended September 30, 2002. Realized gains or losses are based on the specific-certificate identification method. The cost of investment securities (excluding securities sold short) held at September 30, 2002 for federal tax purposes was $153,914,123. Gross unrealized appreciation and depreciation for all investment securities (excluding securities sold short) at September 30, 2002 for federal income tax purposes was $16,897,669 and $19,464,211, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has agreed to voluntarily reduce its fee for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

     For the six months ended September 30, 2002, the Fund paid aggregate fees of $4,533 to all Trustees who are not affiliated persons of the Adviser.

NOTE 4 -- ADMINISTRATIVE SERVICES

     SEI Investments Mutual Funds Services, (the "Administrator" or "SEI") provided the Trust with certain legal, accounting, and shareholder services for an annual fee of 0.093% of the average daily net assets of the Fund and an annual base fee of no more than $54,500. The Administrator may, at its sole discretion waive all or a portion of the fees.

     PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAM Shareholder Service Center, "UAMSCC" provided shareholder services to the Trust. The Trust paid PBHGSSC $8,250 for the first operational class of a fund plus $2,750 for each additional class of a fund and $33 per account. The services provided by SEI and PHBGSSC were terminated on October 21, 2002 (See Note 6).

NOTE 5 -- DISTRIBUTOR

     Funds Distributor, Inc. acted as distributor for the Trust and received no fees for distribution services during the period. Effective October 21, 2002, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser became the Trust's distributor.

     The Distributor will continue to pay its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 -- CHANGE IN SERVICE PROVIDERS

     On October 21, 2002, in the Trust changed providers of various services. The Adviser commenced providing financial services to the Trust on that date. The Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. Other changes include, Boston Financial Data Services, Inc., as shareholder service agent and State Street Bank and Trust Company as custodian and transfer agent. See the back page of this report for a complete list of current service providers to the Trust and the Fund.

                           RESULTS OF SPECIAL MEETING


    Following is the matter voted upon and the results of those votes cast at the special meeting of shareholders of FPA Funds Trust (formerly known as UAM Funds Trust) and its FPA Crescent Fund held August 30,2002.


     1. With respect to the election of five trustees of FPA Funds Trust by the holders of FPA Crescent Fund:


                                                 VOTES FOR           VOTES WITHHELD
                                                 ---------           --------------
           William H. Altman, Jr.                8,225,899              152,780
           Alfred E. Osborne, Jr.                8,225,703              152,976
           A. Robert Pisano                      8,217,498              161,181
           Steven T. Romick                      8,218,045              160,634
           Lawrence J. Sheehan                   8,218,263              160,416

                         TRUSTEE AND OFFICER INFORMATION


                                    POSITION(S)                                                PORTFOLIOS IN
                                    WITH TRUST/      PRINCIPAL OCCUPATION(S)                    FUND COMPLEX
       NAME, AGE & ADDRESS         YEARS SERVED      DURING THE PAST 5 YEARS                      OVERSEEN   OTHER DIRECTORSHIPS
       -------------------         ------------      -----------------------                      --------   -------------------
Willard H. Altman, Jr. -- (67)     Trustee+          Retired. Formerly, until 1995, Partner          6
11400 W. Olympic Blvd., #1200      Years Served:< 1  of Ernst & Young LLP, independent
Los Angeles, CA  90064                               auditors for the Fund.

Alfred E. Osborne, Jr. - (57)      Trustee+          Director of Harold Price Center for             3       Investment Company
11400 W. Olympic Blvd., #1200      Years Served:< 1  Entrepreneurial Studies and Associate                   Institute, K2 Inc.,
Los Angeles, CA  90064                               Professor of Business Economics at The                  Nordstrom, Inc., E*
                                                     John E. Anderson Graduate School of                     Capital Corporation,
                                                     Management at UCLA.                                     Equity Marketing Inc.,
                                                                                                             and WM Group of Funds.

A. Robert Pisano - (59)            Trustee+          National Executive Director and Chief           3       Coppola Group, State
11400 W. Olympic Blvd., #1200      Years Served:< 1  Executive Officer of the Screen Actors                  Net and NetFlix.com.
Los Angeles, CA  90064                               Guild. Formerly, until 1999, Vice
                                                     Chairman and Director of Metro-
                                                     Goldwyn-Mayer, Inc.

Lawrence J. Sheehan -- (70)        Trustee+          Of counsel to, and partner (1969 to             5
11400 W. Olympic Blvd., #1200      Years Served:< 1  1994) of, the law firm of O'Melveny &
Los Angeles, CA  90064                               Myers LLP, legal counsel to the
                                                     Fund.

Steven Romick -- (39)              Trustee,+         Senior Vice President of the Adviser.           1
11400 W. Olympic Blvd., #1200      President &
Los Angeles, CA  90064             Chief
                                   Investment
                                   Officer
                                   Years Served:< 1

Eric S. Ende - (58)                Vice President    Senior Vice President of the Adviser.           3
11400 W. Olympic Blvd., #1200      Years Served:< 1
Los Angeles, CA  90064

J. Richard Atwood -- (42)          Treasurer         Principal and Chief Operating Officer of                First Pacific Advisors,
11400 W. Olympic Blvd., #1200      Years Served:< 1  the Adviser. President and Chief                        Inc. and FPA Fund
Los Angeles, CA  90064                               Executive Officer of FPA Fund                           Distributors, Inc.
                                                     Distributors, Inc.

Sherry Sasaki -- (47)              Secretary         Assistant Vice President and Secretary
11400 W. Olympic Blvd., #1200      Years Served:< 1  of the Adviser and Secretary of FPA
Los Angeles, CA  90064                               Fund Distributors, Inc.

Christopher H. Thomas -- (45)      Assistant         Vice President and Controller of the                    FPA Fund Distributors,
11400 W. Olympic Blvd., #1200      Treasurer         Adviser and of FPA Fund Distributors,                   Inc.
Los Angeles, CA  90064             Years Served:< 1  Inc.

+  Trustees serve until their resignation,removal or retirement.

                                FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA  90064


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


TICKER SYMBOL: FPACX
CUSIP:  30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California




This report has been prepared for the information of shareholders of FPA Crescent Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.